UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

June 29, 2012

BRITTON & KOONTZ CAPITAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

Mississippi	0-22606	64-0665423
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Main Street, Natchez, Mississippi  39120
(Address of Principal Executive Offices) (Zip Code)

(601) 445-5576
Registrant’s telephone number, including area code:

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 29, 2012, the Board of Directors of Britton & Koontz Capital Corporation (the “Company”) authorized the Company to notify the NASDAQ Stock Market of its intention to voluntarily delist its common stock from the Nasdaq Capital Market.  The press release also announced the Company’s decision to pursue the deregistration of its common stock under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and suspension of its reporting obligations under Section 15(d) of the Exchange Act, each as amended by the Jumpstart Our Business Startups Act of 2012

The Company’s press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Exhibit 9.01.	Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release issued by Britton & Koontz Capital Corporation dated June 29, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

BRITTON & KOONTZ CAPITAL CORPORATION

June 29, 2012	/s/ W. Page Ogden
W. Page Ogden
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Britton & Koontz Capital Corporation dated June 29, 2012.